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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2004


                                 NAVISITE, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       000-27597              52-2137343
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

          400 MINUTEMAN ROAD
        ANDOVER, MASSACHUSETTS                                      01810
(Address of principal executive offices)                         (Zip code)

(Registrant's telephone number, including area code):  (978) 682-8300

                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 12, 2004, Atlantic Investors, LLC ("Lender") executed and delivered to NaviSite, Inc. ("NaviSite") written notice that the Lender has extended the date on which amounts are to become due and payable under the Loan and Security Agreement dated January 29, 2003 between Lender and NaviSite (the "Loan Agreement") until the earlier of (i) February 1, 2005 or (ii) five (5) business days following the closing of a financing transaction or disposition pursuant to which NaviSite receives net proceeds in excess of $13.0 million after satisfying the mandatory prepayment obligation under those certain promissory notes issued to Waythere, Inc. (formerly known as Surebridge, Inc.).

Previously, on July 13, 2004, the Lender had executed and delivered to NaviSite written notice that the Lender had extended the date on which amounts were to become due and payable under the Loan Agreement until the earlier of (i) November 1, 2004 or (ii) five (5) business days following the closing of a financing transaction or disposition pursuant to which NaviSite received net proceeds in excess of $13.0 million after satisfying the mandatory prepayment obligation under those certain promissory notes issued to Waythere, Inc. (formerly known as Surebridge, Inc.).

Atlantic Investors, LLC is the majority stockholder of NaviSite. As of June 17, 2004, Atlantic Investors, LLC owned approximately 61% of the issued and outstanding shares of NaviSite's common stock. In addition, Andrew Ruhan, NaviSite's Chairman of the Board, holds a 10% equity interest in Unicorn Worldwide Holdings Limited, a managing member of Atlantic Investors, LLC. Arthur Becker, NaviSite's President and Chief Executive Officer, is the managing member of Madison Technology LLC, a managing member of Atlantic Investors, LLC.

The foregoing descriptions are subject to, and qualified in their entirety by, the documents filed as exhibits hereto and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed with this report.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 15, 2004                            NAVISITE, INC.


                                                   /s/  John J. Gavin, Jr.
                                                   -----------------------------
                                                   John J. Gavin, Jr.
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


99.1     Letter from Atlantic Investors, LLC dated October 12, 2004
99.2     Letter from Atlantic Investors, LLC dated July 13, 2004